EXHIBIT 10.6

PLUTONIAN ACQUISITION CORP II

1216 Broadway

New York, NY 10001

April 27, 2026

Plutonian Capital II LLC

1216 Broadway

New York, NY 10001

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering of the securities (the “IPO”) of Plutonian Acquisition Corp II (the “Company”) and continuing until the earlier of (i) 10 months following the initial public offering, (ii) the consummation by the Company of an initial business combination, or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Plutonian Capital II LLC (the “Sponsor”) shall make available to the Company certain office space, utilities and secretarial support as may be required by the Company from time to time, situated at 1216 Broadway, New York, NY 10001. Notwithstanding the foregoing, if the Company enters into working capital loans in an amount to pay the monthly fees, the Termination Date shall be extended to the earlier of the consummation of an initial business combination or the Company’s liquidation.

In exchange therefore, the Company shall pay the Sponsor the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. The Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

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Very truly yours,

Plutonian Acquisition Corp II

By:
Name:	Wei Kwang Ng
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

Plutonian Capital II LLC

By:
Name:
	Title:	Managing Member

[Signature Page to Administrative Services Agreement]

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